Exhibit 10.5

____________, 2008

Value Insights LLP
Level 30-31, Six Battery Road
Raffles Place
Singapore 049909

Re: INDAS GREEN ACQUISITION CORPORATION

Gentlemen:

This letter will confirm our agreement, that commencing on the effective date (“Effective Date”) of the registration statement (“Registration Statement”) of the initial public offering of the securities of Indas Green Acquisition Corporation (the “Company”) and continuing until the earlier to occur of: (i) the consummation of a Business Combination (as described in the Registration Statement), (ii) 24 or 36 months, as applicable, from the Effective Date and (iii) the date on which the Company ceases its corporate existence in accordance with its Amended and Restated Memorandum and Articles of Association, Value Insights LLP shall make available to the Company certain general and administrative services, including but not limited to receptionist, secretarial and general office services. In exchange therefore, the Company shall pay Value Insights LLP the sum of $7,500 per month on the Effective Date and continuing monthly thereafter.

Very truly yours,

INDAS GREEN ACQUISITION CORPORATION

By:
Name: Arvind Bansal
Title: President

Agreed to and Accepted by:

VALUE INSIGHTS LLP

By:
Name: Ashish Wadhwani
Title: President